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                               ARTHUR ANDERSEN LLP




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference of our report, dated November 1, 1995, included in this Form 10-K,

into North Shore Gas Company's previously filed Registration Statement File

No. 33-60256.



                                                  /s/ Arthur Andersen LLP
                                                  ARTHUR ANDERSEN LLP



Chicago, Illinois,

December 21, 1995